UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                October 10, 2003





                     CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
             (Exact name of registrant as specified in its charter)




         Illinois                       1-3672                  37-0211380
(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)




               607 East Adams Street, Springfield, Illinois 62739
              (Address of principal executive offices and Zip Code)






       Registrant's telephone number, including area code: (217) 523-3600


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

The following changes in the directors and officers of Central Illinois Public Service Company were announced on October 10, 2003:

o Paul A. Agathen, director and Senior Vice President will retire from Central Illinois Public Service Company and in conjunction therewith will relinquish his directorship effective October 10, 2003.

o Daniel F. Cole, Senior Vice President, was elected to fill the vacancy on the board of directors created by Mr. Agathen's retirement effective October 10, 2003.

o    Charles W. Mueller, director, will retire on December 31, 2003.

o Steven R. Sullivan, Vice President Regulatory Policy, General Counsel and Secretary, was elected Senior Vice President Governmental/Regulatory Policy, General Counsel and Secretary effective October 10, 2003. Mr. Sullivan was elected to fill the vacancy on the board of directors created by Mr. Mueller's retirement effective January 1, 2004.

o Warner L. Baxter, Senior Vice President (principal financial officer) and director, was elected Executive Vice President and Chief Financial Officer effective October 10, 2003.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CENTRAL ILLINOIS PUBLIC
                                           SERVICE COMPANY
                                             (Registrant)


                                           By     /s/ Martin J. Lyons
                                             ---------------------------------
                                                      Martin J. Lyons
                                                         Controller
                                                (Principal Accounting Officer)


Date:  October 10, 2003

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